UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2013

DEMAND MEDIA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1630 Stewart Street, Suite 120 Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 394-6400

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2013, Michael Zemetra, the principal accounting officer of Demand Media, Inc. (the “Company”), resigned his duties effective June 14, 2013.  Mel Tang, the Company's Chief Financial Officer, will assume Mr. Zemetra's responsibilities pending the appointment of his replacement.  Mr. Zemetra will provide consulting services through September 30, 2013 under the terms of a consulting and transition services agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2013	DEMAND MEDIA, INC.
	By:	/s/ Mel Tang
Mel Tang
Chief Financial Officer